UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant To Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 6, 2026
URBAN ONE, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-25969	52-1166660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1010 Wayne Avenue
14th Floor
Silver Spring, Maryland 20910
(301) 429-3200
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 Par Value	UONE	NASDAQ Stock Market
Class D Common Stock, $0.001 Par Value	UONEK	NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 under the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders

The information set forth under Item 5.03 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 16, 2026, Urban One, Inc. (the Company) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (the Certificate of Amendment) with the Secretary of State of the State of Delaware to effect a 1-for-10 reverse stock split of all classes of the Company’s Common Stock (A, B, C and D), including its publicly traded Class A Common Stock and Class D Common Stock (the Reverse Stock Split), effective as of 11:59 p.m. Eastern Time on January 22, 2026 (the Effective Date).

No fractional shares will be issued in connection with the Reverse Stock Split. Instead, in lieu of any fractional shares, the Company will pay cash for each holder’s fractional shares in an amount equal to the closing sales price of the Company’s Class A Common Stock or Class D Common Stock, respectively, as reported on The Nasdaq Capital Market (Nasdaq) on the Effective Date.

Following the Effective Date of the Reverse Stock Split, shares of the Class A Common Stock will continue to trade under the symbol UONE and the new CUSIP number will be 91705J 303. Shares of the Class D Common Stock will continue to trade under the symbol UONEK and the new CUSIP number will be 91705J 402.

For more information about the Reverse Stock Split, see the Company’s definitive information statement filed with the U.S. Securities and Exchange Commission on May 8, 2025. The foregoing description of the Certificate of Amendment is not complete and is subject to, and qualified in its entirety by, the complete text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Report, and incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

As previously disclosed, the Board of Directors (the Board) of the Company and the holders of a majority in voting power of the Company’s issued and outstanding shares of Class A Common Stock and Class B Common Stock, approved and authorized an amendment of the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of all classes of the Company’s Common Stock (Class A Common Stock , Class B Common Stock, Class C Common Stock and Class D Common Stock collectively, the Common Stock) at a ratio of not less than 1-for-2 and no more than 1-for-30, subject to and as determined by a committee appointed by our Board of Directors. (the Reverse Stock Split).

On January 6, 2026, the Audit Committee of Board of Directors approved a ratio of 1-for-10 as the final ratio for the Reverse Stock Split, and on January 16, 2026, the Company issued a press release announcing the Reverse Stock Split on January 16, 2026, including the final ratio of 1-for-10. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Once effective, every 10 shares of the Company’s publicly traded Class A Common Stock issued and outstanding will be automatically converted into one share of Class A Common Stock, and every 10 shares of the Company’s publicly traded Class D Common Stock issued and outstanding will be automatically converted into one share of Class D Common Stock.

No fractional shares of Class A or Class D Common Stock will be issued in connection with the Reverse Stock Split. Holders of Class A or Class D Common Stock who would otherwise receive a fractional share of Class A or Class D Common Stock pursuant to the Reverse Stock Split will receive cash in lieu of the fractional share equal to the closing sales price of the Class A or Class D Common Stock, respectively, on the effective date.

The reverse stock split will be realized simultaneously and in the same ratio for all classes (Class A, Class B, Class C and Class D) of the Company's Common Stock. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage of ownership interest in the Company. Further, the Reverse Stock Split will not affect the Company’s underlying business operations, total stockholders’ equity, or the proportional ownership interests of existing shareholders, except for adjustments resulting from fractional share treatment. Immediately after the Reverse Stock Split, each stockholder’s percentage of ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes that will result from the treatment of fractional shares.

For more information on the reverse stock split, please refer to the Company’s definitive information statement filed with the U.S. Securities and Exchange Commission (the SEC) on May 8, 2025.
Item 9.01 Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit Number	Description
3.1	Third Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Urban One, Inc.
99.1	Press Release Dated January 16, 2026 Urban One Announces Reverse Stock
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)
Forward Looking Statements

The Company cautions you certain of the statements in this Form 8-K or in this press release may represent "forward-looking statements" as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. These statements are based on assumptions believed by the Company to be reasonable and speak only as of the date on which such statements are made. Without limiting the generality of the foregoing, words such as "expect," "believe," "anticipate," "intend," "plan," "project," "will" or "estimate," or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements based on factors, including but not limited to the following: economic, public health, and/or political conditions that impact consumer confidence and spending; the cost and availability of capital or credit facility borrowings; the ability to obtain equity financing; general market conditions; the adequacy of cash flows or available debt resources to fund operations; and other risk factors described from time to time in the Company's Forms 10-K, Forms 10-Q, and Form 8-K reports (including all amendments to those reports).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URBAN ONE, INC.

/s/ Peter D. Thompson
January 20, 2026	Peter D. Thompson
Chief Financial Officer (Principal Accounting Officer)